THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL
EQUIBUILDER
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
SUPPLEMENT DATED MAY 23, 2002
TO
PROSPECTUS
DATED MAY 1, 1991
AS SUPPLEMENTED AUGUST 30, 2001

          Effective May 23, 2002, The American Franklin Life Insurance Company ("American Franklin") is amending the prospectus for the purpose of announcing the planned merger of American Franklin with American General Life Insurance Company.

          On page 5 of the prospectus, under the section titled "The American Franklin Life Insurance Company" the following paragraph is hereby inserted at the end of the section.

American Franklin has announced that it intends to merge with American General Life Insurance Company ("American General Life"), subject to receipt of required approvals from the SEC and certain state insurance departments. American General Life is a stock life insurance company organized under the laws of Texas. American General Life is an affiliate of American Franklin and is also an indirect wholly-owned subsidiary of AIG. Following the merger, Separate Account VUL will be a separate account of American General Life and the commitments under the policies will be American General Life's. We expect the merger to occur by the end of 2002.